INVESCO MID CAP CORE EQUITY FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $   2,596
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class R                                                  $      12
           Class Y                                                  $     502
           Class R5                                                 $     349
           Class R6                                                 $      44

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.0661
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class R                                                  $  0.0042
           Class Y                                                  $  0.1252
           Class R5                                                 $  0.1951
           Class R6                                                 $  0.2741

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     42,726
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        731
           Class C                                                      7,787
           Class R                                                      3,112
           Class Y                                                      4,371
           Class R5                                                     1,948
           Class R6                                                       179

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $   21.48
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $   13.99
           Class C                                                  $   13.93
           Class R                                                  $   20.75
           Class Y                                                  $   21.80
           Class R5                                                 $   23.26
           Class R6                                                 $   23.26

INVESCO SMALL CAP GROWTH FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         7

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $      --
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                  $      --
           Class C                                                  $      --
           Class R                                                  $      --
           Class Y                                                  $     360
           Investor Class                                           $      --
           Class R5                                                 $   3,477
           Class R6                                                 $     816

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $      --
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                  $      --
           Class C                                                  $      --
           Class R                                                  $      --
           Class Y                                                  $  0.0796
           Investor Class                                           $      --
           Class R5                                                 $  0.1295
           Class R6                                                 $  0.1639

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     18,281
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         62
           Class C                                                        640
           Class R                                                      3,677
           Class Y                                                      4,889
           Investor Class                                               6,642
           Class R5                                                    28,578
           Class R6                                                     5,460

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $   32.66
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $   23.29
           Class C                                                  $   23.24
           Class R                                                  $   30.55
           Class Y                                                  $   33.48
           Investor Class                                           $   34.18
           Class R5                                                 $   36.29
           Class R6                                                 $   36.41

INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $   3,601
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                  $      42
           Class C                                                  $     326
           Class R                                                  $      47
           Class Y                                                  $     150
           Class R5                                                 $      53

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.4496
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                  $  0.3354
           Class C                                                  $  0.3349
           Class R                                                  $  0.4184
           Class Y                                                  $  0.4825
           Class R5                                                 $  0.5061

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      7,453
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         94
           Class C                                                        880
           Class R                                                        113
           Class Y                                                        269
           Class R5                                                        80

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $   12.37
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $   11.71
           Class C                                                  $   11.69
           Class R                                                  $   12.38
           Class Y                                                  $   12.39
           Class R5                                                 $   12.52

INVESCO GROWTH ALLOCATION FUND                                   SUB-ITEM 77Q3



DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $   8,851
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                  $     111
           Class C                                                  $     484
           Class R                                                  $     191
           Class S                                                  $     284
           Class Y                                                  $      90
           Class R5                                                 $      --

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.1590
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                  $  0.0469
           Class C                                                  $  0.0469
           Class R                                                  $  0.1217
           Class S                                                  $  0.1732
           Class Y                                                  $  0.1946
           Class R5                                                 $  0.2124

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     56,196
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                      2,265
           Class C                                                     10,294
           Class R                                                      1,589
           Class S                                                      1,655
           Class Y                                                        484
           Class R5                                                         1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $   14.12
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $   13.99
           Class C                                                  $   14.00
           Class R                                                  $   14.09
           Class S                                                  $   14.10
           Class Y                                                  $   14.09
           Class R5                                                 $   14.17

INVESCO MODERATE ALLOCATION FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $  10,830
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                  $     231
           Class C                                                  $   1,464
           Class R                                                  $     269
           Class S                                                  $     528
           Class Y                                                  $     106
           Class R5                                                 $      --

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.2277
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                  $  0.1342
           Class C                                                  $  0.1342
           Class R                                                  $  0.1965
           Class S                                                  $  0.2401
           Class Y                                                  $  0.2591
           Class R5                                                 $  0.2672

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     46,206
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                      1,404
           Class C                                                     10,438
           Class R                                                      1,377
           Class S                                                      2,184
           Class Y                                                        446
           Class R5                                                         1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $   12.57
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $   12.48
           Class C                                                  $   12.48
           Class R                                                  $   12.55
           Class S                                                  $   12.57
           Class Y                                                  $   12.59
           Class R5                                                 $   12.63

INVESCO CONSERVATIVE ALLOCATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         15

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $   4,985
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                  $     108
           Class C                                                  $     928
           Class R                                                  $     185
           Class S                                                  $      46
           Class Y                                                  $     107
           Class R5                                                 $      --

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.2236
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                  $  0.1387
           Class C                                                  $  0.1391
           Class R                                                  $  0.1952
           Class S                                                  $  0.2349
           Class Y                                                  $  0.2511
           Class R5                                                 $  0.2586

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     21,527
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        608
           Class C                                                      6,436
           Class R                                                        860
           Class S                                                        194
           Class Y                                                        429
           Class R5                                                         1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $   11.13
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $   11.00
           Class C                                                  $   11.02
           Class R                                                  $   11.09
           Class S                                                  $   11.14
           Class Y                                                  $   11.12
           Class R5                                                 $   11.18

INVESCO INCOME ALLOCATION FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $  10,786
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                  $      61
           Class C                                                  $   2,823
           Class R                                                  $     118
           Class Y                                                  $     840
           Class R5                                                 $      30

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.3559
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                  $  0.2738
           Class C                                                  $  0.2734
           Class R                                                  $  0.3286
           Class Y                                                  $  0.3836
           Class R5                                                 $  0.3836

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     33,196
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        181
           Class C                                                     11,164
           Class R                                                        447
           Class Y                                                      3,123
           Class R5                                                        73

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $   11.21
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $   11.23
           Class C                                                  $   11.22
           Class R                                                  $   11.22
           Class Y                                                  $   11.21
           Class R5                                                 $   11.21

INVESCO INTERNATIONAL ALLOCATION FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $   1,452
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                  $       8
           Class C                                                  $     143
           Class R                                                  $      52
           Class Y                                                  $     118
           Class R5                                                 $     116

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.1445
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                  $  0.0652
           Class C                                                  $  0.0652
           Class R                                                  $  0.1179
           Class Y                                                  $  0.1708
           Class R5                                                 $  0.1899

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     10,098
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        116
           Class C                                                      2,191
           Class R                                                        437
           Class Y                                                        694
           Class R5                                                       624

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $    9.97
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $    9.99
           Class C                                                  $    9.99
           Class R                                                  $    9.98
           Class Y                                                  $    9.93
           Class R5                                                 $    9.96

INVESCO BALANCED-RISK RETIREMENT NOW FUND                        SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $     344
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $     292
           Class B                                                  $       3
           Class C                                                  $     104
           Class CX                                                 $      52
           Class R                                                  $      57
           Class RX                                                 $       2
           Class Y                                                  $      18
           Class R5                                                 $       5
           Class R6                                                 $      20

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.2880
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $  0.2877
           Class B                                                  $  0.2487
           Class C                                                  $  0.2489
           Class CX                                                 $  0.2487
           Class R                                                  $  0.2748
           Class RX                                                 $  0.2746
           Class Y                                                  $  0.3014
           Class R5                                                 $  0.3016
           Class R6                                                 $  0.3014

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      1,227
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                     1,048
           Class B                                                         10
           Class C                                                        439
           Class CX                                                       204
           Class R                                                        212
           Class RX                                                         8
           Class Y                                                         55
           Class R5                                                        17
           Class R6                                                        69

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $    8.26
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $    8.25
           Class B                                                  $    8.01
           Class C                                                  $    8.02
           Class CX                                                 $    8.01
           Class R                                                  $    8.18
           Class RX                                                 $    8.17
           Class Y                                                  $    8.33
           Class R5                                                 $    8.33
           Class R6                                                 $    8.33

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         20

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $   1,013
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $     193
           Class B                                                  $      13
           Class C                                                  $     147
           Class CX                                                 $      28
           Class R                                                  $     169
           Class RX                                                 $      10
           Class Y                                                  $     101
           Class R5                                                 $      34
           Class R6                                                 $      44

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.2361
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $  0.2361
           Class B                                                  $  0.1666
           Class C                                                  $  0.1666
           Class CX                                                 $  0.1666
           Class R                                                  $  0.2137
           Class RX                                                 $  0.2137
           Class Y                                                  $  0.2586
           Class R5                                                 $  0.2586
           Class R6                                                 $  0.2586

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      4,441
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                       831
           Class B                                                         78
           Class C                                                        908
           Class CX                                                       171
           Class R                                                        818
           Class RX                                                        48
           Class Y                                                        413
           Class R5                                                       137
           Class R6                                                       177

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $    8.69
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $    8.69
           Class B                                                  $    8.60
           Class C                                                  $    8.59
           Class CX                                                 $    8.58
           Class R                                                  $    8.65
           Class RX                                                 $    8.66
           Class Y                                                  $    8.68
           Class R5                                                 $    8.73
           Class R6                                                 $    8.74

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                      SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $   2,022
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $     257
           Class B                                                  $      42
           Class C                                                  $     447
           Class CX                                                 $      31
           Class R                                                  $     374
           Class RX                                                 $      21
           Class Y                                                  $     160
           Class R5                                                 $     142
           Class R6                                                 $     102

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.3968
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $  0.3968
           Class B                                                  $  0.3294
           Class C                                                  $  0.3294
           Class CX                                                 $  0.3294
           Class R                                                  $  0.3735
           Class RX                                                 $  0.3735
           Class Y                                                  $  0.4185
           Class R5                                                 $  0.4185
           Class R6                                                 $  0.4185

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      5,349
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                       681
           Class B                                                        129
           Class C                                                      1,427
           Class CX                                                        99
           Class R                                                      1,074
           Class RX                                                        59
           Class Y                                                        414
           Class R5                                                       361
           Class R6                                                       258

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $    8.14
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $    8.14
           Class B                                                  $    8.06
           Class C                                                  $    8.06
           Class CX                                                 $    8.06
           Class R                                                  $    8.10
           Class RX                                                 $    8.09
           Class Y                                                  $    8.16
           Class R5                                                 $    8.18
           Class R6                                                 $    8.18

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         22

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $   1,441
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $     132
           Class B                                                  $      17
           Class C                                                  $     233
           Class CX                                                 $      12
           Class R                                                  $     307
           Class RX                                                 $       7
           Class Y                                                  $      73
           Class R5                                                 $      36
           Class R6                                                 $     108

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.3723
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $  0.3723
           Class B                                                  $  0.3137
           Class C                                                  $  0.3137
           Class CX                                                 $  0.3137
           Class R                                                  $  0.3520
           Class RX                                                 $  0.3520
           Class Y                                                  $  0.3914
           Class R5                                                 $  0.3914
           Class R6                                                 $  0.3914

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      4,151
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                       381
           Class B                                                         55
           Class C                                                        797
           Class CX                                                        40
           Class R                                                        949
           Class RX                                                        19
           Class Y                                                        206
           Class R5                                                        99
           Class R6                                                       290

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $    7.39
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                 $    7.38
           Class B                                                  $    7.32
           Class C                                                  $    7.31
           Class CX                                                 $    7.30
           Class R                                                  $    7.36
           Class RX                                                 $    7.35
           Class Y                                                  $    7.41
           Class R5                                                 $    7.42
           Class R6                                                 $    7.42

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         23

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                $   1,212
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                               $      89
           Class B                                                $      18
           Class C                                                $     331
           Class CX                                               $       9
           Class R                                                $     244
           Class RX                                               $       6
           Class Y                                                $     217
           Class R5                                               $      51
           Class R6                                               $      74

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                $  0.5528
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                               $  0.5528
           Class B                                                $  0.4988
           Class C                                                $  0.4988
           Class CX                                               $  0.4988
           Class R                                                $  0.5341
           Class RX                                               $  0.5341
           Class Y                                                $  0.5703
           Class R5                                               $  0.5703
           Class R6                                               $  0.5703

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                    2,468
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                     171
           Class B                                                       35
           Class C                                                      743
           Class CX                                                      20
           Class R                                                      501
           Class RX                                                      11
           Class Y                                                      511
           Class R5                                                      96
           Class R6                                                     140

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                $    7.19
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                               $    7.19
           Class B                                                $    7.08
           Class C                                                $    7.10
           Class CX                                               $    7.09
           Class R                                                $    7.15
           Class RX                                               $    7.16
           Class Y                                                $    7.20
           Class R5                                               $    7.21
           Class R6                                               $    7.22

INVESCO QUALITY INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         26

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $  13,585
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                  $      27
           Class C                                                  $     369
           Class Y                                                  $   1,569
           Class R5                                                 $   4,406

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.4165
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                  $  0.3212
           Class C                                                  $  0.3206
           Class Y                                                  $  0.4480
           Class R5                                                 $  0.4616

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     32,216
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         59
           Class C                                                      1,304
           Class Y                                                      5,557
           Class R5                                                    11,742

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $   12.11
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $   12.04
           Class C                                                  $   12.02
           Class Y                                                  $   12.15
           Class R5                                                 $   12.15

INVESCO CONVERTIBLE SECURITIES FUND                           SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         27

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $  24,488
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                  $      64
           Class C                                                  $   4,238
           Class Y                                                  $  27,776
           Class R5                                                 $     144
           Class R6                                                 $     587

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.8079
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                  $  0.6371
           Class C                                                  $  0.6427
           Class Y                                                  $  0.8645
           Class R5                                                 $  0.8700
           Class R6                                                 $  0.8922

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     34,001
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         79
           Class C                                                      5,694
           Class Y                                                     24,617
           Class R5                                                       226
           Class R6                                                       600

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $   23.10
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                  $   23.17
           Class C                                                  $   23.00
           Class Y                                                  $   23.13
           Class R5                                                 $   23.11
           Class R6                                                 $   23.12

INVESCO MULTI-ASSET INFLATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2016
FILE NUMBER :       811-2699
SERIES NO.:         28

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                  $       9
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                                                  $       3
           Class R                                                         --
           Class Y                                                  $       5
           Class R5                                                        --
           Class R6                                                        --

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                  $  0.1817
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class C                                                  $  0.1555
           Class R                                                  $  0.1725
           Class Y                                                  $  0.1937
           Class R5                                                 $  0.1937
           Class R6                                                 $  0.1937

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                         53
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                         20
           Class R                                                          1
           Class Y                                                         24
           Class R5                                                         1
           Class R6                                                         1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                  $    8.95
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                  $    8.90
           Class R                                                  $    8.94
           Class Y                                                  $    8.97
           Class R5                                                 $    8.97
           Class R6                                                 $    8.97

INVESCO ALTERNATIVE STRATEGIES FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  6/30/2016
FILE NUMBER :       811-2699
SERIES NO.:         29

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                          67
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                          16
          Class R                                                           2
          Class Y                                                          34
          Class R5                                                          1
          Class R6                                                          1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                     $  9.60
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                     $  9.53
          Class R                                                     $  9.58
          Class Y                                                     $  9.64
          Class R5                                                    $  9.63
          Class R6                                                    $  9.63